UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 8, 2013

Urologix, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-28414	41-1697237
(Commission File Number)	(I.R.S. Employer Identification No.)

14405 21st Avenue North Minneapolis, MN	55447
(Address Of Principal Executive Offices)	(Zip Code)

(763) 475-1400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 7 are not applicable and are therefore omitted.

ITEM 8.01	OTHER EVENTS

On April 8, 2013, Urologix, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1, reporting that the Company has obtained the necessary regulatory clearances and permits to sell the Prostiva RF Therapy System in the United States under its own quality system and labeling. The Company licenses the Prostiva RF Therapy System from Medtronic, Inc. pursuant to a License Agreement dated September 6, 2011 and the U.S. regulatory transfer was completed pursuant to the terms of a Transition Services and Supply Agreement dated September 6, 2011.

With the U.S. regulatory transfer, the Company is the licensed manufacturer for the Prostiva RF Therapy System and has manufacturing and regulatory responsibility for the product line.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description
99.1	Press release dated April 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UROLOGIX, INC.

By:	/s/ Brian J. Smrdel
Brian J. Smrdel Chief Financial Officer

Date: April 8, 2013